Exhibit 99.1

CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS

Three Months Ended December 31, 2021

(EXPRESSED IN UNITED STATES DOLLARS)

(UNAUDITED)

1

MANAGEMENT’S RESPONSIBILITY FOR INTERIM FINANCIAL REPORT

The accompanying unaudited condensed consolidated interim financial report of Permex Petroleum Corporation (the “Company”) has been prepared by and is the responsibility of the Company’s management.

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PERMEX PETROLEUM CORPORATION

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PERMEX PETROLEUM CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

	December 31, 2021	September 30, 2021

ASSETS
Current assets
Cash	$239,613	$25,806
Trade and other receivables	131,416	12,984
Prepaid expenses and deposits	49,145	46,151
	420,174	84,941
Non-current assets
Reclamation deposits	145,165	144,847
Property and equipment	7,904,229	7,846,145
Right of use asset	61,085	72,539

Total assets	$8,530,653	$8,148,472

LIABILITIES AND EQUITY
Current liabilities
Trade and other payables	$430,549	$402,979
Amounts due to related party	22,217	16,628
Convertible debentures	79,000	78,500
Lease liability – current portion	52,101	51,963
	583,867	550,070
Non-current liabilities
Decommissioning obligations	1,639,506	1,627,465
Lease liability	15,471	26,986
Loan payable	31,600	31,400

Total liabilities	2,270,444	2,235,921

Equity
Common stock, no par value per share; unlimited shares authorized, 68,827,401 and 66,180,364 shares issued and outstanding as of December 31, 2021 and September 30, 2021, respectively.	9,350,485	8,976,747
Share subscription proceeds	30,465	30,456
Reserves	3,122,463	2,352,649
Accumulated other comprehensive income (loss)	(101,670)	(128,532)
Deficit	(6,141,525)	(5,318,769)

Total equity	6,260,209	5,912,551

Total liabilities and equity	$8,530,653	$8,148,472

The financial statements were authorized for issue by the board of directors on June 24, 2022 and were signed on its behalf by:

“Mehran Ehsan”	Director	“Gregory Montgomery”	Director

The accompanying notes are an integral part of these consolidated financial statements.

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PERMEX PETROLEUM CORPORATION

CONSOLIDATED STATEMENTS OF LOSS AND COMPREHENSIVE LOSS

THREE MONTHS ENDED DECEMBER 31

(UNAUDITED)

	2021	2020

Revenue
Oil and gas sales	$89,990	$3,054
Royalty income	16,459	-
Total revenue	106,449	2,790

Expenses
Producing	81,879	(264)
Accounting and audit	14,200	11,550
Accretion on decommissioning obligations	8,253	2,874
Consulting	13,622	3,808
Depletion and depreciation	32,011	7,161
Filing and transfer agent	25,960	6,436
Interest	2,402	4,658
Investor relations	23,467	1,055
Legal fees	5,391	670
Management fees	50,380	37,603
Marketing and promotion	30,452	8,397
Office and general	20,035	4,634
Rent	15,084	9,664
Share-based payments	607,325	1,000
Travel	3,799	419
Total operating expenses	(934,260)	(97,055)

Operating loss	(827,811)	(94,265)

Foreign exchange gain (loss)	4,946	(16,676)
Other income	109	2,483

Net loss	(822,756)	(111,332)

Other comprehensive income
Foreign currency translation adjustment	26,862	156,055

Comprehensive loss	$(795,894)	$44,723

Basic and diluted loss per common share	$(0.01)	$(0.00)

The accompanying notes are an integral part of these consolidated financial statements.

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PERMEX PETROLEUM CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF EQUITY

(UNAUDITED)

	Number of Shares	Share capital	Reserves	Share subscription proceeds	Accumulated other comprehensive loss	Deficit	Total equity

Balance, September 30, 2021	66,180,364	$8,976,747	$2,352,649	$30,456	$(128,532)	$(5,318,769)	$5,912,551

Private placements	2,647,037	433,814	137,946	-	-	-	571,760
Share issuance costs	-	(60,076)	24,543	-	-	-	(35,533)
Share-based payments	-	-	607,325	-	-	-	607,325
Net loss	-	-	-	-	-	(822,756)	(822,756)
Other comprehensive income	-	-	-	-	26,862	-	26,862

Balance, December 31, 2021	68,827,401	$9,350,485	$3,122,463	$30,456	$(101,670)	$(6,141,525)	$6,260,209

	Number of Shares	Share capital	Reserves	Share subscription proceeds	Accumulated other comprehensive loss	Deficit	Total equity

Balance, September 30, 2020	40,024,114	$6,453,039	$1,192,123	$30,456	$(270,235)	$(4,096,774)	$3,308,609

Shares issued for services	656,250	20,108	-	-	-	-	20,108
Share-based payments	-	-	1,000	-	-	-	1,000
Net loss	-	-	-	-	-	(111,333)	(111,333)
Other comprehensive income	-	-	-	-	156,161	-	156,161

Balance, December 31, 2020	40,680,364	$6,473,147	$1,193,123	$30,465	$(114,074)	$(4,208,107)	$3,374,545

The accompanying notes are an integral part of these consolidated financial statements.

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PERMEX PETROLEUM CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

THREE MONTHS ENDED DECEMBER 31

(UNAUDITED)

	2021	2020

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(822,756)	$(111,332)
Adjustments to reconcile net loss to net cash from operating activities:
Accretion on decommissioning obligations	8,253	2,874
Depletion and depreciation	32,011	7,161
Foreign exchange loss (gain)	(6,394)	46,780
Interest	2,402	4,658
Share-based payments	607,325	1,000
Shares issued for services	-	6,738
Trade and other receivables	(118,471)	41,905
Prepaid expenses and deposits	(2,686)	2,212
Trade and other payables	(1,039)	(251,192)
Amounts due to related parties	-	(148,931)
Right of use asset and lease liability	13,961	5,988

Net cash used in operating activities	(287,394)	(392,139)

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures on property and equipment	(24,205)	(65,256)
Proceeds from sale of oil and gas interests	-	1,123,244

Net cash provided by (used in) investing activities	(24,205)	1,057,988

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of share capital	571,760	-
Share issuance costs	(35,533)	-
Lease payments	(13,916)	(5,424)
Loan from related party	3,095	(6,458)

Net cash provided by (used in) financing activities	525,406	(11,882)

Change in cash during the period	213,807	653,967

Cash, beginning of the period	25,806	5,517

Cash, end of the period	$239,613	$659,484

Supplemental disclosures of non-cash investing and financing activities:
Trade and other payables related to property and equipment	$94,963	$91,984
Share issued for services included in prepaid	-	13,475
Share purchase warrants issued in connection with private placement	24,543	-

Supplemental cash flow disclosures:
Interest paid	-	-

The accompanying notes are an integral part of these consolidated financial statements.

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PERMEX PETROLEUM CORPORATION

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

THREE MONTHS ENDED DECEMBER 31, 2021

(UNAUDITED)

1.	Background

Permex Petroleum Corporation (the “Company”) was incorporated on April 24, 2017 under the laws of British Columbia, Canada and maintains its head office at Suite 500, 666 Burrard Street, Vancouver, British Columbia, Canada, V6C 2X8 and its US office at Suite 700, 100 Crescent Court, Dallas, Texas, 75201. Its registered office is located at 10th floor, 595 Howe Street, Vancouver, British Columbia, Canada, V6C 2T5. The Company is primarily engaged in the acquisition, development and production of oil and gas properties in the United States. The Company’s oil and gas interests are located in Texas and New Mexico, USA. The Company is listed on the Canadian Securities Exchange (the “CSE”) under the symbol “OIL” and on the OTCQB under the symbol “OILCF”.

2.	Significant Accounting Policies

Basis of presentation

The unaudited condensed consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”) and applicable rules and regulations of the United States Securities and Exchange Commission (“SEC”) regarding interim financial reporting. Certain information and note disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted pursuant to such rules and regulations. In the opinion of management, the condensed consolidated financial statements include all adjustments necessary, which are of a normal and recurring nature, for the fair presentation of the Company’s financial position and of the results of operations and cash flows for the periods presented. These interim results are not necessarily indicative of the results to be expected for the fiscal year ending September 30, 2022 or for any other interim period or for any other future fiscal year. These condensed consolidated financial statements should be read in conjunction with the Company’s audited financial statements and notes thereto included in the Company’s Form S-1 for the fiscal year ended September 30, 2021 filed with the SEC on June 24, 2022.

There have been no material changes in the Company’s significant accounting policies from those that were disclosed in the fiscal 2021 financial statements, except as noted below.

Principles of Consolidation

The accompanying consolidated financial statements include the assets, liabilities, revenue and expenses of all wholly-owned subsidiaries. All intercompany balances and transactions have been eliminated.

Foreign Currency

These consolidated financial statements include the accounts of the Company and its wholly owned subsidiary, Permex Petroleum US Corporation. These consolidated financial statements are presented in United States dollars (“USD”). The functional currency of the Company is the Canadian dollar (“CAD”). The functional currency for the subsidiary of the Company is the United States dollar (“USD”).

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PERMEX PETROLEUM CORPORATION

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

THREE MONTHS ENDED DECEMBER 31, 2021

(UNAUDITED)

2.	Significant Accounting Policies (cont’d…)

Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Management evaluates these estimates and judgments on an ongoing basis and bases its estimates on experience, current and expected future conditions, third-party evaluations and various other assumptions that management believes are reasonable under the circumstances. Significant estimates have been used by management in conjunction with the following: (i) amounts subject to allowances and returns; (ii) the fair value of assets when determining the existence of impairment factors and the amount of impairment, if any; (iii) the costs of site restoration when determining decommissioning liabilities; (iv) income taxes receivable or payable; (v) the useful lives of assets for the purposes of depreciation; (vi) petroleum and natural gas reserves; and (vii) share-based payments. Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors, including the current economic environment, and makes adjustments when facts and circumstances dictate. These estimates are based on information available as of the date of the financial statements; therefore, actual results could differ from those estimates.

Going concern of operations

These consolidated financial statements have been prepared on a going concern basis which assumes that the Company will continue in operation for the foreseeable future and will be able to realize its assets and discharge its liabilities and commitments in the normal course of business.

The Company has incurred losses since inception in the amount of $6,141,525 and has not yet achieved profitable operations and has a working capital deficiency of $163,693. The Company’s ability to continue as a going concern is dependent on its ability to obtain adequate financing on reasonable terms from lenders, shareholders and other investors and/or to commence profitable operations in the future. While the Company has been successful in securing financing to date, there can be no assurances that it will be able to do so in the future. The aforementioned factors indicate the existence of a material uncertainty which casts significant doubt about the Company’s ability to continue as a going concern.

These consolidated financial statements do not include adjustments that would be required if the going concern assumption is not an appropriate basis for preparation of the financial statements. These adjustments could be material.

In March 2020 the World Health Organization declared novel coronavirus (“COVID-19”) a global pandemic. This contagious disease outbreak, which has continued to spread, and any related adverse public health developments, has adversely affected workforces, economies, and financial markets globally, potentially leading to an economic downturn. It is not possible for the Company to predict the duration or magnitude of the adverse results of the outbreak and its effects on the Company’s business or ability to raise funds.

Recently adopted accounting pronouncement

None.

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PERMEX PETROLEUM CORPORATION

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

THREE MONTHS ENDED DECEMBER 31, 2021

(UNAUDITED)

3.	CONCENTRATION OF CREDIT RISK

The Company’s cash balances sometimes exceed the United States’ Federal Deposit Insurance Corporation insurance limits. The Company mitigates this risk by placing its cash and cash equivalents with high credit quality financial institutions and attempts to limit the amount of credit exposure with any one institution. To date, the Company has not recognized any losses caused by uninsured balances.

During the three months ended December 31, 2021, the Company generated 85% of total revenue from one customer (2020 - 100%). As at December 31, 2021, one customer represented $139,778 (85%) of the trade receivable balance (September 30, 2021 - $3,717 (26%)). It is in management’s opinion that the Company is not exposed to significant credit risk.

4.	NON-CURRENT ASSETS

The Company is engaged in the exploration for, and the development of, petroleum and natural gas projects in the United States. The Company holds 100% working interests and 71.9% to 81.75% net revenue interests and certain royalty interests in the various oil and gas properties located in Texas and New Mexico.

Reclamation bonds

As of December 31, 2021, the Company held reclamation bonds of $145,165 (September 30, 2021 - $144,847), which are expected to be released after all reclamation work has been completed with regard to its oil and natural gas interests. During the year ended September 30, 2021, the Company wrote off US$50,165 of reclamation deposit forfeited by the Texas State government due to violation on a previous owned property.

Property and equipment

Property and equipment consisted of the following:

	December 31, 2021	September 30, 2021

Oil and natural gas properties, at cost	$8,045,366	$7,954,807
Less: accumulated depreciation	(141,137)	(108,662)
Property, net	$7,904,229	$7,846,145

Depreciation expense was $32,011 and $7,161 for the three month periods ended December 31, 2021 and 2020, respectively.

Acquisition

During the year ended September 30, 2021, the Company, through its wholly owned subsidiary, Permex Petroleum US Corporation, acquired a 100% Working Interest and a 81.75% Net Revenue Interest in the Breedlove “B” Clearfork leases located in Martin County, Texas. The Company issued 25,000,000 common shares and 12,500,000 share purchase warrants as consideration for this acquisition. The Company valued the 25,000,000 common shares issued at a fair value of $2,468,750. The share purchase warrants were valued at $1,180,718 using the Black-Scholes option pricing model (assuming a risk-free interest rate of 1.51%, an expected life of 10-years, annualized volatility of 131.82% and a dividend rate of 0%). The warrants have an exercise price $0.16 per share (CAD$0.20) and are exercisable until October 1, 2031.

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PERMEX PETROLEUM CORPORATION

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

THREE MONTHS ENDED DECEMBER 31, 2021

(UNAUDITED)

4.	NON-CURRENT ASSETS (cont’d…)

Dispositions

During the year ended September 30, 2021, the Company sold its interests in Peavy leases together with reclamation obligations for $10,000 and recognized a loss of $604,687 from the sale. The Company also recognized a loss of $8,770 from the disposal of equipment.

5.	DECOMMISSIONING OBLIGATIONS

The total future decommissioning obligations are based on the Company’s net ownership in wells and facilities, estimated costs to reclaim and abandon the wells and facilities, and the estimated timing of the costs to be incurred in future periods. The total undiscounted amount of estimated cash flows required to settle the Company’s obligations is approximately $2,236,097 as at December 31, 2021 (September 30, 2021 - $2,836,777) and expected to be incurred between 2031 to 2041. The estimated net present value of the decommissioning obligations was calculated using an inflation factor of 2.0% (2020 - 2.0%) and discounted using a risk-free rate of 2.02% (2020 - 1.93%) based on expected settlement date.

Changes to the decommissioning obligations are as follows:

	December 31, 2021	September 30, 2021

Decommissioning obligations, beginning of the year	$1,627,465	$792,814
Obligations acquired	-	784,418
Obligations derecognized	-	(140,704)
Change in estimates	-	234,331
Change in discount rate	-	(81,236)
Accretion expense	8,253	11,722
Foreign exchange movement	3,788	26,120
	$1,639,506	$1,627,465

During the year ended September 30, 2021, the Company derecognized $140,704 in decommissioning obligations as a result of an assignment of certain oil and gas interests. The decommissioning obligations were offset by the decommissioning provision of $127,510 (2020 - $105,777) and a gain of $13,194 was netted against the loss realized from the sale of properties.

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PERMEX PETROLEUM CORPORATION

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

THREE MONTHS ENDED DECEMBER 31, 2021

(UNAUDITED)

6.	DEBT

Convertible debentures

The Company issued a total of $157,000 (CAD$200,000) in convertible debentures to the CEO and a director of the Company on October 17, 2019 and February 21, 2020 for cash. The debentures are secured by an interest in all of the Company’s right, title, and interest in all of its oil and gas assets, have a maturity date of September 30, 2021 and February 20, 2022, and bear interest at a rate of 12% per annum, payable on maturity. The debentures are convertible at the holder’s option into units of the Company at $0.12 (CAD$0.15) per unit. Each unit will be comprised of one common share of the Company and one share purchase warrant; each warrant entitles the holder to acquire one additional common share for a period of three years at an exercise price of $0.16 (CAD$0.20).

During the year ended September 30, 2021 and 2020, the Company accrued interest of $9,480 and $13,991, respectively, and is included within Trade and other payables on the consolidated balance sheets. During the year ended September 30, 2021, the Company repaid $79,000 (CAD$100,000) of the convertible debenture together with accrued interest of $13,090. During the three months ended December 31, 2021, the Company accrued interest of $2,402 (2020 - $4,658) on the debentures.

Loan payable

In May 2020, the Company opened a Canada Emergency Business Account (“CEBA”) and received a loan of $31,400 (CAD$40,000) from the Canadian Government.

The CEBA program was established to provide interest-free loans of up to CAD$60,000 to small businesses and not-for-profits to help them cover operating costs during the COVID-19 pandemic. The loan is unsecured and non-interest bearing with an original repayment deadline of December 31, 2022. In January 2022, the Canadian government extended the repayment deadline to December 31, 2023 in order for the loan to be considered for partial forgiveness of up to one-third of the balance. Any loans not repaid by December 31, 2023 convert to two-year term loans bearing interest at an annual rate of 5% starting January 1, 2024, with loans fully due by December 31, 2025.

7.	COMMITMENTS AND CONTINGENCIES

Lease Liability

The Company has entered into office lease agreements for its office premises for terms ending in 2023. As of September 30, 2021, the Company’s lease had a weighted-average remaining term of 1.6 years. The undiscounted future lease payments as of December 31, 2021 are as follows:

2022	$41,661
2023	32,020
$73,681

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PERMEX PETROLEUM CORPORATION

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

THREE MONTHS ENDED DECEMBER 31, 2021

(UNAUDITED)

7.	COMMITMENTS AND CONTINGENCIES (cont’d…)

Lease Liability (cont’d…)

The components of lease expense for the three month periods ended December 31 were as follows:

	2021	2020

Fixed lease expense	$13,916	$7,325
Variable lease expense	1,168	2,339

Total	$15,084	$9,664

The following is a continuity schedule of the lease liability:

	December 31, 2021	September 30, 2021

Balance, beginning of the year	$78,949	$53,128
Addition	-	57,357
Interest expense	2,266	9,812
Lease payments	(13,916)	(43,932)
Foreign exchange movement	273	2,584

Balance, end of the year	$67,572	$78,949
Current liability	$52,100	$51,963
Long-term liability	$15,472	$26,986

8.	RELATED PARTY TRANSACTIONS

During the year ended September 30, 2020, the Company issued a total of $157,000 (CAD$200,000) in convertible debentures to the CEO and a director of the Company for cash (Note 6). During the year ended September 30, 2021, the Company repaid $79,000 (CAD$100,000) of the convertible debenture due to a director of the Company together with accrued interest of $13,090. As of December 31, 2021, $79,000 (CAD$100,000) (September 30, 2021 - $78,500) of debenture loan remained outstanding and the interest accrued on the loan was $17,661 (September 30, 2021 - $15,176).

During the three months ended December 31, 2021, the Company incurred management fees of $50,380 (2020 - $37,603) to a company controlled by the CEO of the Company. The Company considers this a related party transaction, as it relates to key management personnel and entities over which it has control or significant influence.

Subsequent to December 31, 2021, the Company amended the employment with the CEO of the Company for an annual base salary of $250,000, with no specified term. The CEO is also eligible on an annual basis for a cash bonus of up to 100% of annual salary. The employment agreement may be terminated with a termination payment equal to three years of base salary and a bonus equal to 20% of the annual base salary.

Subsequent to December 31, 2021, the Company entered into an employment with the CFO of the Company for an annual base salary of $50,000, with no specified term. The CFO is also eligible on an annual basis for a cash bonus of up to 100% of annual salary. The employment agreement may be terminated with a termination payment equal to two months of base salary.

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PERMEX PETROLEUM CORPORATION

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

THREE MONTHS ENDED DECEMBER 31, 2021

(UNAUDITED)

9.	EQUITY

Common stock

The Company has authorized an unlimited number of common shares with no par value. At December 31, 2021 and September 30, 2021, the Company had 68,827,401 and 66,180,364 common shares issued and outstanding, respectively.

During the three months ended December 31, 2021, the Company completed a non-brokered private placement of 2,647,037 units at a price of $0.22 (CAD$0.27) per unit for gross proceeds of $571,760 (CAD$714,700). Each unit is comprised of one common share and one half of one share purchase warrant; each whole warrant entitles the holder to acquire one additional common share for a period of 24 months at an exercise price of $0.43 (CAD$0.54). $137,946 of the proceeds was allocated to the warrants. The Company paid $34,733 and issued 160,800 agent’s warrants as a finders’ fee. The finder’s warrants have the same terms as the warrants issued under the private placement. The finder’s warrants were valued at $24,543 using the Black-Scholes option pricing model (assuming a risk-free interest rate of 0.98%, an expected life of 2 years, annualized volatility of 153.02% and a dividend rate of 0%). The Company also incurred filing and other expenses of $800 in connection with the private placement.

During the year ended September 30, 2021, the Company:

a)	Issued 1,156,250 common shares of the Company with a fair value of $54,313 pursuant to service agreements.

b)	Issued 25,000,000 common shares of the Company with a value of $2,468,750 pursuant to a property acquisition agreement.

Share-based payments

Stock options

The Company has a stock option plan (the “Plan”) in place under which it is authorized to grant options to executive officers and directors, employees and consultants. Pursuant to the Plan, the Company may issue aggregate stock options totaling up to 10% of the issued and outstanding common stock of the Company. Further, the Plan calls for the exercise price of each option to be equal to the market price of the Company’s stock as calculated on the date of grant. The options can be granted for a maximum term of 10 years and vest at the discretion of the Board of Directors at the time of grant.

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PERMEX PETROLEUM CORPORATION

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

THREE MONTHS ENDED DECEMBER 31, 2021

(UNAUDITED)

9.	EQUITY (cont’d…)

Share-based payments (cont’d…)

Stock option transactions are summarized as follows:

	Number of options	Weighted Average Exercise Price

Balance, September 30, 2020	2,340,189	$0.31
Cancelled	(65,189)	0.40

Balance, September 30, 2021	2,275,000	$0.33
Granted	3,300,000	0.19

Balance, December 31, 2021	5,575,000	$0.25

Exercisable at December 31, 2021	5,425,000	$0.25

Weighted average fair value of options granted during the year	$0.18	(2020 - $nil	)

The aggregate intrinsic value of options outstanding and exercisable as at December 31, 2021 was $nil (2020 - $nil).

The options outstanding as of December 31, 2021 equalled 5,575,000 shares, and have exercise prices in the range of $0.04 to $0.40 and a weighted average remaining contractual life of 8.37 years. The weighted average fair value of options granted during the three months ended December 31, 2021 was $0.18. There were no options granted during the year ended September 30, 2021.

During the three month periods ended December 31, 2021 and 2020, the Company recognized share-based payment expense of $607,325 and $1,000, respectively, for the portion of stock options that vested during the period. The following weighted average assumptions were used for the Black-Scholes valuation of stock options granted:

	2021	2020

Risk-free interest rate	0.78%	-
Expected life of options	10 Years	-
Expected annualized volatility	120%	-
Dividend rate	Nil	-

As at December 31, 2021, the following stock options were outstanding:

Number of Options	Exercise Price	Expiry Date
1,675,000	$0.40	December 4, 2027
300,000	$0.24	November 1, 2028
300,000	$0.04	March 16, 2030
3,300,000	$0.19	October 6, 2031
5,575,000

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PERMEX PETROLEUM CORPORATION

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

THREE MONTHS ENDED DECEMBER 31, 2021

(UNAUDITED)

9.	EQUITY (cont’d…)

Share-based payments (cont’d…)

Warrants

Warrants are measured at fair value on the date of the grant as determined using the Black-Scholes option pricing model.

Warrant transactions are summarized as follows:

	Number of Warrants	Weighted Average Exercise Price

Balance, September 30, 2020	4,805,206	$0.21
Granted	12,500,000	0.16
Warrants expired	(4,805,206)	0.22

Balance, September 30, 2021	12,500,000	$0.16
Granted	1,484,318	0.43

Balance, December 31, 2021	13,984,318	$0.19

As at December 31, 2021, the following warrants were outstanding:

Number of Options	Exercise Price	Expiry Date

1,484,318	$0.43	November 4, 2023
12,500,000	$0.16	October 1, 2031
13,984,318

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PERMEX PETROLEUM CORPORATION

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

THREE MONTHS ENDED DECEMBER 31, 2021

(UNAUDITED)

10.	LOSS PER SHARE

The calculation of basic and diluted loss per share for the three month periods ended December 31, 2021and 2020 was based on the losses attributable to common shareholders. The following table sets forth the computation of basic and diluted loss per share:

	2021	2020

Net loss	$(822,756)	$(111,332)
Weighted average common shares outstanding	67,820,376	40,330,840

Basic and diluted loss per share	$(0.01)	$(0.00)

As of December 31, 2021, $97,298 convertible debentures convertible into 666,667 common shares. As of December 31, 2021, 5,575,000 stock options and 13,984,318 share purchase warrants were excluded from the diluted weighted average number of common shares calculation as their effect would have been anti-dilutive.

11.	SEGMENTED INFORMATION

Operating segments

The Company operates in a single reportable segment – the acquisition, development and production of oil and gas properties in the United States.

12.	EVENT AFTER THE REPORTING PERIOD

Subsequent to December 31, 2021, The Company completed a brokered private placement of 47,128,625 units at a price of $0.16 per unit for gross proceeds of $7,540,580. Each unit is comprised of one common share and one common share purchase warrant; each warrant entitles the holder to acquire one additional common share for a period of 5 years at an exercise price of $0.21. $607,170 of the proceeds was allocated to the warrants. ThinkEquity LLC acted as sole placement agent for the private placement. In connection with the private placement, ThinkEquity received a cash commission of $754,058, 4,712,862 broker warrants and expense reimbursement of $131,560. The broker’s warrants have the same terms as the warrants issued under the private placement. The broker’s warrants were valued at $858,429 using the Black-Scholes option pricing model (assuming a risk-free interest rate of 2.45%, an expected life of 5 years, annualized volatility of 134.66% and a dividend rate of 0%). The Company also incurred filing and other expenses of $140,475 in connection with the private placement.

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